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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(3) OF
                          THE SECURITIES ACT OF 1934



       Date of Report (date of earliest event reported):  APRIL 21, 1998



                                 BANCTEC, INC.
            (Exact name of registrant as specified in its charter)



         DELAWARE                       0-9859                   75-1559633
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)



                         4851 LBJ FREEWAY, 12TH FLOOR
                              DALLAS, TEXAS 75244
         (Address of principal executive offices, including zip code)


                                (972) 341-4000
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

The press release dated April 21, 1998 that is filed herewith as Exhibit 20.1 is included herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

C) EXHIBITS.

   20.1 Press release dated April 21, 1998 concerning first quarter financial information.

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  SIGNATURE
  ---------


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 30, 1998

                                         BANCTEC, INC.



                                         By:  /s/ Scott J. Wilson
                                              --------------------------------
                                              Scott J. Wilson
                                              Vice President and Controller

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